Acquisition - Summary of Pro Forma Financial Information (unaudited) (Detail) - iSheriff [Member] $ / shares in Units, $ in Thousands	3 Months Ended
Jun. 30, 2016 USD ($) $ / shares shares
Business Acquisition [Line Items]
Revenue	$ 41,826
Net loss	$ (897)
Basic and diluted net loss per share | $ / shares	$ (0.02)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share | shares	54,287